EXHIBIT 10.1

EXECUTION VERSION

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT is made and entered into effective as of July 1, 2005, (this “Amendment”) between MISSION RESOURCES CORPORATION, a Delaware corporation (the “Borrower”); each of the lenders party hereto (the “Lenders”); and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association as administrative agent (“Administrative Agent”) for the Lenders.

R E C I T A L S

A. The Borrower, the Lenders and the Administrative Agent previously entered into that certain Credit Agreement dated as of April 8, 2004, as amended by that certain First Amendment to Credit Agreement made and entered into and effective as of April 8, 2004, and as further amended by that certain Second Amendment to Credit Agreement dated as of March 18, 2005 (as amended, restated, supplemented, and/or otherwise modified, the “Credit Agreement”), pursuant to which the Lenders agreed to make certain loans to the Borrower upon the terms and conditions as provided therein.

B. The Borrower has requested that the Lenders waive its compliance with certain covenants for a specific transaction and amend the Credit Agreement and the Lenders desire to make such waivers and amendments to the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration and the mutual benefits, covenants and agreements herein expressed, the parties hereto now agree as follows:

1. Definitions. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

2. Waiver. (a) The application of Section 9.17 of the Credit Agreement (prohibiting the Borrower and any Subsidiary from transferring any Mortgaged Property, Oil and Gas Property or any interest in any Mortgaged Property or Oil and Gas Property, except for Permitted Transfers) are hereby waived only as to any breach of Section 9.17, or any default or event of default caused by Mission E&P Limited Partnership, a Texas limited partnership (“Mission E&P”), selling the “Assets” (as defined in that certain Purchase and Sale Agreement (the “Purchase Agreement”) dated of even date herewith by and between Mission E&P and XTO Energy, Inc. (“XTO”), a copy of which is attached hereto as Exhibit “A”, such Assets also being herein called, the “Properties”), which Properties include, without limitation, Mission E&P’s 25% WI/ 25% NRI in the Goldsmith Field, Ector County, Texas, operated by XTO and its 36% WI/ 31% NRI in the Wasson Field, Yoakum County, Texas, operated by Apache Corp., to XTO for an aggregate gross sales price of $56,500,000.00 effective May 1, 2005, as more particularly described in and pursuant to the Purchase Agreement, provided that: $30,000,000.00 of the proceeds of such sale will be pledged as cash or Cash Equivalents as collateral to secure the Obligations under the Credit Agreement on or before the date of execution of this Amendment. Guggenheim Corporate Funding, LLC shall have a second lien security interest in such cash and/or Cash Equivalents. Cash Equivalents, as used herein, shall mean:

(i) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, in each case maturing within 30 days from the date of the sale of the Properties;

Third Amendment to Credit Agreement

(ii) commercial paper maturing within 30 days of the date of sale of the Properties rated in the highest grade by Standard & Poor’s Corporation or Moody’s Investors Service, Inc.;

(iii) deposits maturing within 30 days of the date of sale of the Properties with, including certificates of deposit issued by, Wells Fargo Bank, National Association; and

(iv) money market mutual funds consisting of items described in clauses (i), (ii), and (iii) above.

(b) Simultaneously with the receipt by Administrative Agent of the cash or Cash Equivalents discussed in Section 2 of this Amendment, the Administrative Agent will execute and deliver to the Borrower a partial release of its mortgage, lien, and security interest with respect to the Properties being sold pursuant to Section 2 of this Amendment in the form attached hereto as Exhibit “B”.

(c) Administrative Agent and the Lenders hereby waive compliance with Section 9.17 of the Credit Agreement as to the specified transactions discussed in Section 2 of this Amendment only. Except as otherwise provided herein, all terms of the Credit Agreement shall remain in full force and effect. Neither the execution by Administrative Agent and the Lenders of this Amendment, nor any other act or omission by Administrative Agent and/or the Lenders or their officers in connection herewith, shall be deemed a waiver by Administrative Agent and/or the Lenders of any other defaults which may exist or which may occur in the future under the Credit Agreement, or any future defaults of the same provisions waived hereunder (collectively “Other Violations”). Similarly, nothing contained in this Amendment shall directly or indirectly in any way whatsoever either: (i) impair, prejudice, or otherwise adversely affect Administrative Agent’s and the Lenders’ right at any time to exercise any right, privilege, or remedy in connection with the Credit Agreement with respect to any Other Violations, (ii) amend or alter any provision of the Credit Agreement or any other contract or instrument, or (iii) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege, or remedy of Administrative Agent and/or the Lenders under the Credit Agreement or any other contract or instrument. Nothing in this Amendment shall be construed to be a consent by Administrative Agent and/or the Lenders to any Other Violations.

3. Amendment to the Credit Agreement. Section 2.08(a) and Schedule 2.08 of the Credit Agreement are hereby amended to provide that the Borrowing Base has been amended to be $35,000,000.00 as of the date hereof.

4. Ratification of the Credit Agreement. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the

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Credit Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect. The Borrower and the Lenders agree that the Credit Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.

5. Authorization; Representations and Warranties. The Borrower hereby represents and warrants to the Lenders that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and will not violate the articles of incorporation or bylaws of the Borrower, (ii) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (iv) the Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement as amended hereby.

6. Survival. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Lenders or any closing shall affect the representations and warranties or the right of the Lenders to rely upon them.

7. Amendment of Loan Documents. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

8. Costs and Fees. As provided in the Credit Agreement, the Borrower agrees to pay on demand all costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto including, without limitation, the costs and fees of Administrative Agent’s legal counsel, and all costs and expenses incurred by Administrative Agent and all the Lenders in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Loan Document including, without limitation, the costs and fees of all the Lenders’ legal counsel.

9. Severability of Provisions. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

10. Governing Law. This Amendment and all other Loan Documents executed pursuant hereto shall be deemed to have been made and to be performable in Houston, Harris

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County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.

11. Successors; Assignment. This Amendment is binding upon and shall inure to the benefit of Administrative Agent, the Lenders, and the Borrower and their respective successors and assigns, except the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders.

12. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Signature by facsimile shall also bind the parties hereto.

13. No Waiver. No consent or waiver, express or implied, by the Lenders to or for any breach of or deviation from any covenant, condition or duty by the Borrower or any Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition, or duty.

14. Non-Application. The provisions of Chapter 346 of the Texas Finance Code are specifically declared by the parties not to be applicable to this Amendment or any of the Loan Documents or the transactions contemplated hereby.

15. Expiration of Offer. This offer of waiver and amendment by the Administrative Agent and the Lenders is available for acceptance by the Borrower and the Guarantors only until the close of business on the date hereof. If not accepted by then by the Borrower and the Guarantors, this offer will be void and of no further force and effect.

16. Captions. Captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Amendment.

17. NO ORAL AGREEMENTS. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

18. WAIVER OF TRIAL BY JURY. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN

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DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF THE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the date first above written.

BORROWER:

MISSION RESOURCES CORPORATION

By:	/s/ Ann Kaesermann
Ann Kaesermann Vice President

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the date first above written.

LENDER AND AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Jeff Dalton
Jeff Dalton Vice President

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the date first above written.

LENDER:

MACQUARIE BANK LIMITED – OBU

By:
Name:
Title:

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the date first above written.

LENDER:

STERLING BANK

By:
Name:
Title:

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Each Guarantor hereby consents and agrees to this Amendment and agrees that each Guaranty executed by such Guarantor shall remain in full force and effect and shall continue to be the legal, valid, and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the date first above written.

GUARANTOR:

BLACK HAWK OIL COMPANY

By:	/s/ Ann Kaesermann
Ann Kaesermann Vice President

GUARANTOR:

MISSION HOLDINGS LLC

By:	/s/ Robert L. Cavnar
Robert L. Cavnar Manager

GUARANTOR:

MISSION E&P LIMITED PARTNERSHIP

By:	Black Hawk Oil Company its sole general partner

	By:	/s/ Ann Kaesermann
Ann Kaesermann Vice President

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